                                                                    EXHIBIT 23.6

                   CONSENT OF PERSON TO BE NAMED AS DIRECTOR

    I hereby consent to the reference to me as a person who has agreed to become a director of America First Mortgage Investments, Inc. under the heading "Management of the Company" in the Consent Solicitation Statement/Prospectus constituting a part of the foregoing Registration Statement on Form S-4.

                                          /s/ Georger V. Janzen
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                                          George V. Janzen